SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: January 8, 1999
                        (Date of earliest event reported)


                                COMPU-DAWN, INC.
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               (Exact name of Registrant as specified in charter)


Delaware                            000-22611              11-3344575
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(State or other jurisdiction  (Commission File No.) (IRS Employer Identification
of  incorporation)                                   Number)



                  77 Spruce Street, Cedarhurst, New York 11516
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (516) 374-6700

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Item 2.           Acquisition of Disposition of Assets.

                  Acquisition of Assets.

                  On January 8, 1999 e.TV Commerce, Inc., ("e.TV"), a wholly owned subsidiary of Compu-DAWN, Inc. ("Compu-DAWN") acquired certain assets of LocalNet Communications, Inc., a Florida corporation ("LocalNet"). The LocalNet assets were acquired to satisfy $750,000 in principal of a $1,800,000 secured loan previously made by Compu-DAWN to LocalNet pursuant to a Loan and Security Agreement (the "Loan and Security Agreement) as of October 6, 1998 and as amended as of October 23, 1998 and November 12, 1998 (the "Loan"). The Loan was secured by all of the assets of LocalNet.

                  During the first week of January, 1999, Compu-DAWN became aware that LocalNet was in default of certain representations and warranties and covenants under the Loan Agreement. Additionally, Compu-DAWN assigned all of its interest under the Loan Agreement to its wholly owned subsidiary e.TV. e.TV and LocalNet entered into a peaceful surrender agreement dated as of January 8, 1999 pursuant to which LocalNet surrendered certain of its assets to e.TV in satisfaction of $750,000 in principal of the Loan.

                  The LocalNet assets acquired by e.TV included, among other things, LocalNet's accounts receivable, other earned revenue, obligations and accounts owed to LocalNet, furniture, equipment, inventory, insurance claims, tax refunds and rebates owed to LocalNet, all funds and deposits of LocalNet, computer software and internet domain names and website addresses. The value of the assets acquired was determined mutually by LocalNet and Compu-DAWN based on LocalNet's financial statements.

                  Compu-DAWN, through e.TV, intends to use the assets acquired to operate in the internet, e-commerce and, telecommunications business (the "e.TV Business"), which is similar to the business operated by LocalNet up to the time of the asset acquisition. e.TV will market and sell its products and services primarily using a person to person sales approach with the services of commissioned sales representatives in a multi-level network marketing organization. Key services and products will include:

                  (i) Interactive advanced digital tv set top boxes which enable the consumer to access the internet through the consumer's tv set over a telephone line, conduct electronic commerce through e.TV's own e-commerce shopping mall, and access a variety of different software applications through network computing capabilities; and

                  (ii) Sales of local and long distance telephone service.

                  Employment Agreements.

                  Contemporaneously with the consummation of the peaceful surrender agreement, Compu-DAWN and e.TV entered into employment agreements with R.E. Turner, IV, Chairman of the Board and co-founder of LocalNet, and Rudy C. Theale, Jr., President and co-founder of


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LocalNet.  Mr.  Turner was appointed  Chairman of the Board of Compu-DAWN  and a director e.TV. Mr. Theale was appointed Executive Vice President of Compu-DAWN, and President and a director of e.TV. Pursuant to their respective employment agreements, Messrs. Turner and Theale will each be paid a salary of $208,000 a year and will receive stock options to purchase 200,000 and 650,000 Compu-DAWN Common Shares respectively.

                  As of the same time, the employment agreements of Mark Honigsfeld, Mr. Turner's predecessor as Chairman of the Board and currently the Chief Executive Officer and a director of Compu-DAWN and e.TV, and Louis Libin, the Chief Technology Officer, Senior Executive Vice President and a director of Compu-DAWN and Senior Executive Vice President and a director of e.TV, were amended to terminate their current bonus terms, and in lieu thereof, they will each be issued a stock options to purchase 200,000 Compu-DAWN Common Shares respectively.

                  Messrs. Turner, Theale's Honigsfeld's and Libin's options will vest over a period of 3 years and are exercisable at $5.82 per share, the market price as determined under Compu- DAWN's 1996 Stock Option Plan.

                  Rights Plan.

                  Additionally, Compu-DAWN adopted a 1999 restricted stock rights grant plan (the "Rights Plan"). The Rights Plan provides for the issuance of up to 2,000,000 Common Shares to the Rights Plan participants based on a formula which provides for the participants to share up to 2,000,000 Common Shares (the "Performance Shares") if Compu-DAWN generates up to $10,000,000 in earnings before taxes by December 31, 2001, including making up any losses during the years 1999 through 2001, if any. If Compu-DAWN earns less than $10,000,000, the number of Performance Shares will be pro rated based on one share for each $5.00 in earnings before taxes. The Rights Plan participants include Mark Honigsfeld, Rudy C. Theale, Jr., R.E. Turner, IV, Louis Libin, David Greenspan who is the Chief Financial Officer of Compu-DAWN, Paul Danner and Chris Liston and any other person who is employed by or is providing services to Compu-DAWN or its subsidiaries and who is elected as a participant by the initial participants. Mr. Greenspan, Mr. Danner, Mr. Liston were formerly employees of LocalNet. The participants will be issued the Performance Shares based on their pro rata ownership of Compu-DAWN securities on January 8, 1999, the date the Rights Plan was adopted. However, each participant must be employed by or providing services to Compu-DAWN or its subsidiaries in connection with the e.TV Business on December 31, 2001 in order to receive any Performance Shares. In addition, the issuance of the Performance Shares is subject to, among other things, any consent or approval of any regulatory body or the stock holders of Compu-DAWN, if such consents or approvals are necessary.

                  Options.

                  In order to provide incentive for certain former LocalNet employees or consultants to enter into and remain in employment or consulting arrangements with Compu-dawn or e.TV, Compu-DAWN granted additional stock options to purchase approximately 350,500 Common

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Shares.  All such stock  options  vest over three years and are  exercisable  at market prices as determined pursuant to the 1996 Stock Option Plan.

                  Board of Directors.

                  Compu-DAWN has agreed to expand its Board of Directors to seven directors and cause the board to be comprised of Messrs. Honigsfeld, Libin, Turner and Theale, one person nominated by Messrs. Honigsfeld and Libin, one person nominated by Messrs. Turner and Theale and one person nominated by Messrs. Honigsfeld, Libin, Turner and Theale. The reconstitution of the Board is anticipated to be effective at the time Compu-DAWN complies with Rule 14f-1 under the Securities Exchange Act of 1934.

                  Other Transactions.

                  Compu-DAWN has also agreed to issue approximately 250,000 Common Shares to certain non-affiliated business entities and individuals in order to establish ongoing business relationships with key suppliers, vendors and consultants for the e.TV Business.

                  On  January  11,  1999,   Compu-DAWN  issued  a  Press-Release
announcing  the foregoing  transactions,  a copy of which is attached  hereto as
Exhibit 99.1

                  Forward Looking Statements

                  Certain information contained in this Current Report are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, and is subject to the safe harbor created by that act. Compu-DAWN cautions readers that certain important factors may affect Compu-DAWN's actual results and could cause such results to differ materially from any forward-looking statements which may be deemed to have been made in this Current Report or which are otherwise made by or on behalf of Compu-DAWN. For this purpose, any statements contained in this Current Report that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "believe," "anticipate," "intend," "could," "estimate," or "continue" or the negative variations thereof or comparable terminology are intended to identify forward-looking statements. Factors which may affect Compu-DAWN's results include, but are not limited to, the risks and uncertainties associated with multi-level network marketing, the internet and internet related technology and products, new technology developments, developments and regulation in the telecommunications industry, the risk of loss of management and personnel, the competitive environment within the internet and telecommunications industries industry, the competence required and experience of management and economic conditions. Compu-DAWN is also subject to other risks detailed herein or detailed from time to time in Compu-DAWN's SEC filings.




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Businesses Acquired. The Financial Statements required by Item 7(a) will be filed by amendment to this Current Report on Form 8-K pursuant to Item 7(a)(4).

(b)      Pro Forma Financial  Information.  The Financial Statements required by
         Item 7(b) will be filed by amendment to this Current Report on Form 8-K pursuant to Item 7(a)(4).

(c)      Exhibits.

         2.1 Peaceful Surrender Agreement dated January 8, 1999 between e.TV Commerce, Inc. (a wholly owned subsidiary of Compu-DAWN) and LocalNet Communications, Inc.

         99.1     Press Release, dated January 8, 1999.





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       COMPU-DAWN, INC.


Dated: January 21, 1999                By:/s/ Mark Honigsfeld
                                          ----------------------------------
                                          Mark Honigsfeld, Chairman of the Board




K:\WPDOC\CORP\COMPUDAW\SECFILE\8K-JAN99.2

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